OTHER NON-CURRENT ASSETS	6 Months Ended
Jun. 30, 2025
Other Non-current Assets
OTHER NON-CURRENT ASSETS

8.	OTHER NON-CURRENT ASSETS

	December 31,	June 30,
	2024	2025	2025
	CNY	CNY	US$
	(Audited)	(Unaudited)	(Unaudited)

Zimbabwe lithium deposits (i)	256,484	249,440	34,777

(i) On February 27, 2023, the Company entered into a sale and purchase agreement (the “SPA”) with Feishang Group and Top Pacific (China) Limited (together, the “Sellers”), and the respective beneficial owner of the sellers, Mr. Li Feilie and Mr. Yao Yuguang, to acquire 100% equity interests of Greatfame Investments Limited, which owns 100% equity interest in Williams Minerals (Pvt) Ltd (“Williams Minerals”) (the “Acquisition”). Williams Minerals owns the mining permit for the Zimbabwean lithium mine. The consideration to be paid by the Company for the Acquisition will be calculated by multiplying the qualified measured, indicated and inferred resources quantity of lithium oxide proven to be in the mine by independent technical reports by a unit price of US$500 per ton, less certain due diligence costs and expenses incurred by the Company for the issuance of the independent technical reports.

According to the SPA, the Company issued a US$24,500 promissory note (Promissory Note No. 1) and a US$10,500 promissory note to Feishang Group and Top Pacific (China) Limited respectively on April 14, 2023 to proceed with the acquisition. The Company recognized a liability due to shareholders amounted to US$24,500 and other payable amounted to US$10,500 respectively for the present obligations of these two promissory notes with corresponding non-current assets amounted to US$35,000. The Company obtained guarantee from Feishang Group and Top Pacific (China) Limited which would not demand to repay the balances due with them on or before July 1, 2027. The balances due to these two parties were reclassified as non-current liabilities thereon.